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                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)     April
                          21, 1999

                   IBM CREDIT CORPORATION
     _________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Delaware                  1-8175           22-2351962
____________________________  _____________  _____________________
(State or Other Jurisdiction  (Commission     (IRS Employer
   of Incorporation)           File Number)    Identification No.)

      North Castle Drive, MS NCA-306
             Armonk, New York                   10504-1785
__________________________________________      ___________
  (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (914)765-1900

                       Not Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)



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Item 5.  Other Events

The Registrant's press release dated April 21, 1999, regarding its financial results and selected balance sheet information as of and for for the period ended March 31, 1999, is attached.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                         IBM CREDIT CORPORATION
                                             (Registrant)

                                     By:

                                        ______________________________
                                        Name:  John V. Palermo, Jr.
Date:  April 20, 1999                   Title: Controller and Treasurer


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IBM CREDIT REPORTS 1999 FIRST-QUARTER RESULTS

NORTH CASTLE, New York, April 21, 1999 . . . IBM Credit Corporation today reported first-quarter 1999 net earnings of $91.3 million, an increase of 21 percent, compared with $75.7 million for the same 1998 period.

New financing originations for commercial and government customers acquiring computer hardware and other information technology products and services in the first quarter of 1999 decreased by 1 percent to $1.34 billion, compared with $1.35 billion for the first three months of 1998. New commercial financing originations providing distribution channel partners with working capital for inventory and accounts receivable rose 4 percent to $3.33 billion in the first quarter of 1999, compared with $3.21 billion for the same 1998 period.

At March 31, 1999, total assets were $15.5 billion, compared with $16.4 billion at December 31, 1998, a decrease of 6 percent. Retained earnings at March 31, 1999, were $1.44 billion, compared with $1.42 billion at December 31, 1998, an increase of 1 percent.
The return on average equity was 18.3 percent, compared with
17.9 percent in the first quarter of 1998.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks,


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uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.


IBM Credit Corporation in the United States, and the IBM Global Financing organizations worldwide, offer businesses of all sizes leasing and financing solutions for hardware, software and services acquired from IBM and IBM Business Partners. Serving customers in more than 40 countries, IBM Global Financing provides a broad array of asset management services. In addition, IBM Global Financing provides flexible commercial financing offerings for inventory and accounts receivable financing to resellers and remarketers.
Visit the IBM Global Financing home page at www.financing.ibm.com.